Exhibit 99.1(a)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Thomas Wroe
Name: Thomas Wroe

Exhibit 99.1(b)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Martha Sullivan
Name: Martha Sullivan

Exhibit 99.1(c)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Jeffrey Cote
Name: Jeffrey Cote

Exhibit 99.1(d)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Ed Conard
Name: Ed Conard

Exhibit 99.1(e)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Paul Edgerley
Name: Paul Edgerley

Exhibit 99.1(f)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ John Lewis
Name: John Lewis

Exhibit 99.1(g)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Walid Sarkis
Name: Walid Sarkis

Exhibit 99.1(h)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Michael Ward
Name: Michael Ward

Exhibit 99.1(i)

Consent of Director Nominee

Sensata Technologies Holding B.V. is filing a Registration Statement on Form S-1 (Registration No. 333-                ) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the initial public offering of ordinary shares of Sensata Technologies Holding B.V. In connection therewith, I hereby consent, pursuant to Rule 438 of the Securities Act, to being named as a nominee to the board of directors of Sensata Technologies Holding B.V. in the Registration Statement, as may be amended from time to time. I also consent to the filing of this consent as an exhibit to such Registration Statement and any amendments thereto.

/s/ Stephen Zide
Name: Stephen Zide